LORD ABBETT MID CAP STOCK FUND

Supplement dated October 7, 2013 to the

Statement of Additional Information dated May 1, 2013

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1.                  Effective October 1, 2013, the following paragraph replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-1 of the Statement of Additional Information (the “SAI”):

Jeff D. Diamond heads Mid Cap Stock Fund’s team. Assisting Mr. Diamond is Noah Petrucci. Messrs. Diamond and Petrucci are jointly and primarily responsible for the day-to-day management of the team.

2.                  Effective October 1, 2013, the following table replaces the corresponding table on page 5-2 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+*)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mid Cap Stock Fund	Jeff D. Diamond	3/$1,619	0/$0	4/$1
	Noah Petrucci	3/$1,619	0/$0	4/$1
+ Total net assets are in millions. * The amounts shown are as of August 31, 2013.

3.                  Effective October 1, 2013, the following table replaces the corresponding table on page 5-5 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mid Cap Stock Fund	Jeff D. Diamond*					X
	Noah Petrucci*			X
* The amounts shown are as of September 25, 2013.

Please retain this document for your future reference.